                                                                    EXHIBIT 21.1
Subsidiaries of the Registrant



                                ENTITY                                  STATE OF
                                                                       FORMATION
       -------------------------------------------------------------------------
       2010 Union L.P.                                                      WA
       -------------------------------------------------------------------------
       AHC Acquisitions, Inc.                                               DE
       -------------------------------------------------------------------------
       AHC Bayside, Inc.                                                    DE
       -------------------------------------------------------------------------
       AHC Borrower I, Inc.                                                 DE
       -------------------------------------------------------------------------
       AHC Capital, Inc.                                                    DE
       -------------------------------------------------------------------------
       AHC Kansas II, Inc.                                                  DE
       -------------------------------------------------------------------------
       AHC Properties, Inc.                                                 DE
       -------------------------------------------------------------------------
       AHC Purchaser Holding, Inc.                                          DE
       -------------------------------------------------------------------------
       AHC Purchaser, Inc.                                                  DE
       -------------------------------------------------------------------------
       AHC Tenant, Inc.                                                     DE
       -------------------------------------------------------------------------
       ALI Elderly Living I, Inc.                                           DE
       -------------------------------------------------------------------------
       ALI Elderly Living II, Inc.                                          DE
       -------------------------------------------------------------------------
       ALI Elderly Living III, Inc.                                         DE
       -------------------------------------------------------------------------
       ALI Palmer Ranch East, Inc.                                          DE
       -------------------------------------------------------------------------
       ALS Canada, Inc.                                                     DE
       -------------------------------------------------------------------------
       ALS Financing II, Inc.                                               DE
       -------------------------------------------------------------------------
       ALS Financing, Inc.                                                  KS
       -------------------------------------------------------------------------
       ALS Holdings, Inc.                                                   DE
       -------------------------------------------------------------------------
       ALS Kansas, Inc.                                                     DE
       -------------------------------------------------------------------------
       ALS Kenosha, Inc.                                                    DE
       -------------------------------------------------------------------------
       ALS Leasing, Inc.                                                    DE
       -------------------------------------------------------------------------
       ALS National SPE I, Inc.                                             DE
       -------------------------------------------------------------------------
       ALS National SPE II, Inc.                                            DE
       -------------------------------------------------------------------------
       ALS National SPE III, Inc.                                           DE
       -------------------------------------------------------------------------
       ALS National, Inc.                                                   DE
       -------------------------------------------------------------------------
       ALS North America, Inc.                                              DE
       -------------------------------------------------------------------------
       ALS West, Inc.                                                       DE
       -------------------------------------------------------------------------
       ALS Wisconsin Holdings, Inc.                                         DE
       -------------------------------------------------------------------------
       ALS-Battle Creek L.P.                                                DE
       -------------------------------------------------------------------------
       ALS-Clare Bridge, Inc.                                               DE
       -------------------------------------------------------------------------
       ALS-Crossings, Inc.                                                  DE
       -------------------------------------------------------------------------
       ALS-Fort Myers Limited Partnership                                   FL
       -------------------------------------------------------------------------
       ALS-Indiana (PA) Partners                                            PA
       -------------------------------------------------------------------------
       ALS-Jacksonville, L.P.                                               FL
       -------------------------------------------------------------------------
       ALS-Northeast, LLC                                                   NY
       -------------------------------------------------------------------------
       ALS-Olathe I, Inc.                                                   DE
       -------------------------------------------------------------------------
       ALS-Penn Hills, L.P.                                                 DE
       -------------------------------------------------------------------------
       ALS-Silverwood, Inc.                                                 DE
       -------------------------------------------------------------------------
       ALS-Sparks Holding, Inc.                                             DE
       -------------------------------------------------------------------------
       ALS-Stonefield, Inc.                                                 DE
       -------------------------------------------------------------------------
       ALS-Tallahassee, L.P.                                                FL
       -------------------------------------------------------------------------
       ALS-Tampa Limited Partnership                                        FL
       -------------------------------------------------------------------------
       ALS-Venture I, Inc.                                                  DE
       -------------------------------------------------------------------------
       ALS-Venture II, Inc.                                                 DE
       -------------------------------------------------------------------------
       ALS-Westwood, Inc.                                                   DE
       -------------------------------------------------------------------------
       ALS-Wovenhearts Minnesota, Inc.                                      DE
       -------------------------------------------------------------------------
       ALS-Wovenhearts, Inc.                                                DE
       -------------------------------------------------------------------------



       -------------------------------------------------------------------------
       ALS-Wynwood, Inc.                                                    DE
       -------------------------------------------------------------------------
       ALS-Yakima, L.P.                                                     DE
       -------------------------------------------------------------------------
       ALS/Wovenhearts Brown Deer, LLC                                      DE
       -------------------------------------------------------------------------
       Alternative Living Services - Florida                                FL
       -------------------------------------------------------------------------
       Alternative Living Services - Midwest, Inc.                          MI
       -------------------------------------------------------------------------
       Alternative Living Services - New York, Inc.                         DE
       -------------------------------------------------------------------------
       Alternative Living Services Carolina, LLC                            NC
       -------------------------------------------------------------------------
       Alternative Living Services Home Care, Inc.                          NY
       -------------------------------------------------------------------------
       Assisted Living Properties, Inc.                                     KS
       -------------------------------------------------------------------------
       Austin Development, L.P.                                             OH
       -------------------------------------------------------------------------
       BCI Construction, Inc.                                               KS
       -------------------------------------------------------------------------
       BCINC, Inc.                                                          KS
       -------------------------------------------------------------------------
       Bridgeport Development, L.P.                                         OH
       -------------------------------------------------------------------------
       Bristol Development, L.P.                                            FL
       -------------------------------------------------------------------------
       Burkshire Development, LLC                                           SC
       -------------------------------------------------------------------------
       Butley Development, L.P.                                             FL
       -------------------------------------------------------------------------
       CCCI/Northampton Limited Partnership                                 PA
       -------------------------------------------------------------------------
       Cheshire Development, Limited                                        OH
       -------------------------------------------------------------------------
       Clare Bridge at The Arbors L.P.                                      DE
       -------------------------------------------------------------------------
       Clare Bridge Cottage of Bowling Green LLC                            DE
       -------------------------------------------------------------------------
       Clare Bridge Cottage of Elizabethtown LLC                            DE
       -------------------------------------------------------------------------
       Clare Bridge Cottage of Florence L.P.                                DE
       -------------------------------------------------------------------------
       Clare Bridge Cottage of Frankfort LLC                                DE
       -------------------------------------------------------------------------
       Clare Bridge Cottage of Gloucester LLC                               DE
       -------------------------------------------------------------------------
       Clare Bridge Cottage of Greenwood LLC                                DE
       -------------------------------------------------------------------------
       Clare Bridge Cottage of Hopkinsville LLC                             DE
       -------------------------------------------------------------------------
       Clare Bridge Cottage of Lakeland L.P.                                DE
       -------------------------------------------------------------------------
       Clare Bridge Cottage of Lebanon L.P.                                 DE
       -------------------------------------------------------------------------
       Clare Bridge Cottage of Lynchburg L.P.                               DE
       -------------------------------------------------------------------------
       Clare Bridge Cottage of Owensboro LLC                                DE
       -------------------------------------------------------------------------
       Clare Bridge Cottage of Raritan LLC                                  DE
       -------------------------------------------------------------------------
       Clare Bridge Cottage of St. Mary's LLC                               DE
       -------------------------------------------------------------------------
       Clare Bridge Cottage of Topeka L.P.                                  DE
       -------------------------------------------------------------------------
       Clare Bridge Cottage of Valley Station LLC                           DE
       -------------------------------------------------------------------------
       Clare Bridge of Adams II L.P.                                        DE
       -------------------------------------------------------------------------
       Clare Bridge of Akron L.P.                                           DE
       -------------------------------------------------------------------------
       Clare Bridge of Anderson LLC                                         DE
       -------------------------------------------------------------------------
       Clare Bridge of Arlington L.P.                                       DE
       -------------------------------------------------------------------------
       Clare Bridge of Asheville L.P.                                       DE
       -------------------------------------------------------------------------
       Clare Bridge of Asheville, LLC                                       NC
       -------------------------------------------------------------------------
       Clare Bridge of Austin LLC                                           DE
       -------------------------------------------------------------------------
       Clare Bridge of Bainbridge L.P.                                      DE
       -------------------------------------------------------------------------
       Clare Bridge of Beaverton L.P.                                       DE
       -------------------------------------------------------------------------
       Clare Bridge of Bingham Farms L.P.                                   DE
       -------------------------------------------------------------------------
       Clare Bridge of Carrollwood L.P.                                     DE
       -------------------------------------------------------------------------
       Clare Bridge of Cary, LLC                                            NC
       -------------------------------------------------------------------------
       Clare Bridge of Charleston L.P.                                      DE
       -------------------------------------------------------------------------
       Clare Bridge of Charleston, LLC                                      SC
       -------------------------------------------------------------------------
       Clare Bridge of Charlotte L.P.                                       DE
       -------------------------------------------------------------------------
       Clare Bridge of Charlotte, LLC                                       NC
       -------------------------------------------------------------------------
       Clare Bridge of Cheswick L.P.                                        DE
       -------------------------------------------------------------------------
       Clare Bridge of Citrus Heights L.P.                                  DE
       -------------------------------------------------------------------------
       Clare Bridge of Cobb County L.P.                                     DE
       -------------------------------------------------------------------------



       -------------------------------------------------------------------------
       Clare Bridge of Colorado Springs L.P.                                DE
       -------------------------------------------------------------------------
       Clare Bridge of Columbia L.P.                                        DE
       -------------------------------------------------------------------------
       Clare Bridge of Columbia, LLC                                        SC
       -------------------------------------------------------------------------
       Clare Bridge of Corona L.P.                                          DE
       -------------------------------------------------------------------------
       Clare Bridge of Decatur L.P.                                         DE
       -------------------------------------------------------------------------
       Clare Bridge of Denver L.P.                                          DE
       -------------------------------------------------------------------------
       Clare Bridge of Eagan L.P.                                           DE
       -------------------------------------------------------------------------
       Clare Bridge of East Hempfield L.P.                                  DE
       -------------------------------------------------------------------------
       Clare Bridge of East Mesa L.P.                                       DE
       -------------------------------------------------------------------------
       Clare Bridge of Eden Prairie L.P.                                    DE
       -------------------------------------------------------------------------
       Clare Bridge of Everett L.P.                                         DE
       -------------------------------------------------------------------------
       Clare Bridge of Fort Wayne LLC                                       DE
       -------------------------------------------------------------------------
       Clare Bridge of Frederick LLC                                        DE
       -------------------------------------------------------------------------
       Clare Bridge of Ft. Myers L.P.                                       DE
       -------------------------------------------------------------------------
       Clare Bridge of Fulton County L.P.                                   DE
       -------------------------------------------------------------------------
       Clare Bridge of Gainesville LLC                                      DE
       -------------------------------------------------------------------------
       Clare Bridge of Galloway L.P.                                        DE
       -------------------------------------------------------------------------
       Clare Bridge of Geneva LLC                                           DE
       -------------------------------------------------------------------------
       Clare Bridge of Glendale L.P.                                        DE
       -------------------------------------------------------------------------
       Clare Bridge of Greensboro L.P.                                      DE
       -------------------------------------------------------------------------
       Clare Bridge of Greensboro, LLC                                      NC
       -------------------------------------------------------------------------
       Clare Bridge of Hamilton L.P.                                        DE
       -------------------------------------------------------------------------
       Clare Bridge of Hamilton, LLC                                        NJ
       -------------------------------------------------------------------------
       Clare Bridge of Hanover LLC                                          DE
       -------------------------------------------------------------------------
       Clare Bridge of Houston L.P.                                         DE
       -------------------------------------------------------------------------
       Clare Bridge of Irving Valley LLC                                    DE
       -------------------------------------------------------------------------
       Clare Bridge of Jacksonville L.P.                                    DE
       -------------------------------------------------------------------------
       Clare Bridge of Jefferson Township L.P.                              DE
       -------------------------------------------------------------------------
       Clare Bridge of Kenosha LLC                                          DE
       -------------------------------------------------------------------------
       Clare Bridge of Kenwood LLC                                          DE
       -------------------------------------------------------------------------
       Clare Bridge of Leawood L.P.                                         DE
       -------------------------------------------------------------------------
       Clare Bridge of Livonia L.P.                                         DE
       -------------------------------------------------------------------------
       Clare Bridge of Lower Makefield GP                                   PA
       -------------------------------------------------------------------------
       Clare Bridge of Lynnwood L.P.                                        DE
       -------------------------------------------------------------------------
       Clare Bridge of Maitland L.P.                                        DE
       -------------------------------------------------------------------------
       Clare Bridge of Montgomery GP                                        PA
       -------------------------------------------------------------------------
       Clare Bridge of Murrysville L.P.                                     DE
       -------------------------------------------------------------------------
       Clare Bridge of New Castle LLC                                       DE
       -------------------------------------------------------------------------
       Clare Bridge of North Oaks L.P.                                      DE
       -------------------------------------------------------------------------
       Clare Bridge of Oklahoma City LLC                                    DE
       -------------------------------------------------------------------------
       Clare Bridge of Olympia L.P.                                         DE
       -------------------------------------------------------------------------
       Clare Bridge of Oro Valley L.P.                                      DE
       -------------------------------------------------------------------------
       Clare Bridge of Overland Park L.P.                                   DE
       -------------------------------------------------------------------------
       Clare Bridge of Palos Heights L.P.                                   DE
       -------------------------------------------------------------------------
       Clare Bridge of Parma L.P.                                           DE
       -------------------------------------------------------------------------
       Clare Bridge of Peoria L.P.                                          DE
       -------------------------------------------------------------------------
       Clare Bridge of Pin Oak  L.P.                                        DE
       -------------------------------------------------------------------------
       Clare Bridge of Plymouth L.P.                                        DE
       -------------------------------------------------------------------------
       Clare Bridge of Puyallup L.P.                                        DE
       -------------------------------------------------------------------------
       Clare Bridge of Reno L.P.                                            DE
       -------------------------------------------------------------------------
       Clare Bridge of Richardson L.P.                                      DE
       -------------------------------------------------------------------------
       Clare Bridge of Roanoke L.P.                                         DE
       -------------------------------------------------------------------------
       Clare Bridge of Salem LLC                                            DE
       -------------------------------------------------------------------------



       -------------------------------------------------------------------------
       Clare Bridge of San Antonio LLC                                      DE
       -------------------------------------------------------------------------
       Clare Bridge of Silverdale L.P.                                      DE
       -------------------------------------------------------------------------
       Clare Bridge of South Park L.P.                                      DE
       -------------------------------------------------------------------------
       Clare Bridge of Southern Pines L.P.                                  DE
       -------------------------------------------------------------------------
       Clare Bridge of Spokane L.P.                                         DE
       -------------------------------------------------------------------------
       Clare Bridge of State College L.P.                                   DE
       -------------------------------------------------------------------------
       Clare Bridge of Sun City West Deer Valley L.P.                       DE
       -------------------------------------------------------------------------
       Clare Bridge of Sun City West L.P.                                   DE
       -------------------------------------------------------------------------
       Clare Bridge of Susquehanna LLC                                      DE
       -------------------------------------------------------------------------
       Clare Bridge of Tanque Verde L.P.                                    DE
       -------------------------------------------------------------------------
       Clare Bridge of Tempe L.P.                                           DE
       -------------------------------------------------------------------------
       Clare Bridge of Tequesta L.P.                                        DE
       -------------------------------------------------------------------------
       Clare Bridge of Tequesta LLC                                         DE
       -------------------------------------------------------------------------
       Clare Bridge of Troutdale L.P.                                       DE
       -------------------------------------------------------------------------
       Clare Bridge of Tuscawilla L.P.                                      DE
       -------------------------------------------------------------------------
       Clare Bridge of Warminster LLC                                       DE
       -------------------------------------------------------------------------
       Clare Bridge of West Melbourne LLC                                   DE
       -------------------------------------------------------------------------
       Clare Bridge of Westampton, LLC                                      NJ
       -------------------------------------------------------------------------
       Clare Bridge of Westchase L.P.                                       DE
       -------------------------------------------------------------------------
       Clare Bridge of Wichita L.P.                                         DE
       -------------------------------------------------------------------------
       Clare Bridge of Wilmington L.P.                                      DE
       -------------------------------------------------------------------------
       Clare Bridge of Wilmington, LLC                                      NC
       -------------------------------------------------------------------------
       Clare Bridge of Winston-Salem L.P.                                   DE
       -------------------------------------------------------------------------
       Clare Bridge of Winston-Salem, LLC                                   NC
       -------------------------------------------------------------------------
       Claremont Development, L.P.                                          FL
       -------------------------------------------------------------------------
       Clifton Park Clare Bridge Operator, Inc.                             NY
       -------------------------------------------------------------------------
       Clifton Park Route 146, LLC                                          NY
       -------------------------------------------------------------------------
       Clinton Brookside Drive, LLC                                         NY
       -------------------------------------------------------------------------
       Clinton Sterling Cottage Operator, Inc.                              NY
       -------------------------------------------------------------------------
       Cornwall Development, Limited                                        OH
       -------------------------------------------------------------------------
       Cortland House Limited Partnership                                   MA
       -------------------------------------------------------------------------
       Covenant Housing Corporation                                         KS
       -------------------------------------------------------------------------
       Coventry Corporation, Inc.                                           KS
       -------------------------------------------------------------------------
       Crossings International Corporation                                  WA
       -------------------------------------------------------------------------
       Crossings Management, Inc.                                           WA
       -------------------------------------------------------------------------
       Crossings of Albany II L.P.                                          DE
       -------------------------------------------------------------------------
       Crossings of Allenmore II L.P.                                       DE
       -------------------------------------------------------------------------
       Crossings of Colorado Springs L.P.                                   DE
       -------------------------------------------------------------------------
       Crossings of McMinnville II L.P.                                     DE
       -------------------------------------------------------------------------
       Crossings of Pueblo L.P.                                             DE
       -------------------------------------------------------------------------
       Crossings of Twin Falls L.P.                                         DE
       -------------------------------------------------------------------------
       Crystal Health Services, LLC                                         DE
       -------------------------------------------------------------------------
       Devon Development, Limited                                           OH
       -------------------------------------------------------------------------
       Dorset Development, L.P.                                             FL
       -------------------------------------------------------------------------
       Eisenhower/State Limited Partnership                                 MI
       -------------------------------------------------------------------------
       Farmington Devonwood Drive, LLC                                      NY
       -------------------------------------------------------------------------
       Gatwick Development, L.L.C.                                          SC
       -------------------------------------------------------------------------
       Gladstone Development, L.P.                                          FL
       -------------------------------------------------------------------------
       Glastonbury Fairway Crossing, LLC                                    DE
       -------------------------------------------------------------------------
       Glastonbury Mountain Road, LLC                                       DE
       -------------------------------------------------------------------------
       Glenwood Development, LLC                                            CO
       -------------------------------------------------------------------------
       Greece Clare Bridge Operator, Inc.                                   NY
       -------------------------------------------------------------------------
       Greece Latta Road, LLC                                               NY
       -------------------------------------------------------------------------



       -------------------------------------------------------------------------
       Greece Treeline Drive, LLC                                           NY
       -------------------------------------------------------------------------
       Hagerstown SPE II, LLC                                               DE
       -------------------------------------------------------------------------
       Hamilton House Limited Partnership                                   DE
       -------------------------------------------------------------------------
       Hamilton House of Delta L.P.                                         DE
       -------------------------------------------------------------------------
       Hamilton House of Grand Blanc L.P.                                   DE
       -------------------------------------------------------------------------
       Hamilton House of Portage L.P.                                       DE
       -------------------------------------------------------------------------
       Hamilton House of Troy L.P.                                          DE
       -------------------------------------------------------------------------
       Hampton Development, LLC                                             KS
       -------------------------------------------------------------------------
       Hartford Development, L.P.                                           FL
       -------------------------------------------------------------------------
       HCR/Alterra Development II, LLC                                      DE
       -------------------------------------------------------------------------
       HCR/Alterra Development, LLC                                         DE
       -------------------------------------------------------------------------
       Heartland - Edgerton Group, LLC                                      WI
       -------------------------------------------------------------------------
       Heartland Retirement Services - Brown Deer Associates L.P.           WI
       -------------------------------------------------------------------------
       Heartland Retirement Services - Clintonville Associates, LLC         WI
       -------------------------------------------------------------------------
       Heartland Retirement Services - Edgerton Associates, LLC             WI
       -------------------------------------------------------------------------
       Heartland Retirement Services - Janesville Associates, LLC           WI
       -------------------------------------------------------------------------
       Heartland Retirement Services - Jefferson Associates, LLC            WI
       -------------------------------------------------------------------------
       Heartland Retirement Services - Jefferson II Associates, LLC         WI
       -------------------------------------------------------------------------
       Heartland Retirement Services - Kaukauna Associates, LLC             WI
       -------------------------------------------------------------------------
       Heartland Retirement Services - Maple Bluff Associates L.P.          WI
       -------------------------------------------------------------------------
       Heartland Retirement Services - New London Associates L.P.           WI
       -------------------------------------------------------------------------
       Heartland Retirement Services - Plymouth Associates, L.P.            WI
       -------------------------------------------------------------------------
       Heartland Retirement Services - Shawano Associates, LLC              WI
       -------------------------------------------------------------------------
       Heartland Retirement Services, Inc.                                  WI
       -------------------------------------------------------------------------
       Hennig Lodi, L.P.                                                    WI
       -------------------------------------------------------------------------
       Ithaca Bundy Road, LLC                                               NY
       -------------------------------------------------------------------------
       Ithaca Trumansburg Road, LLC                                         NY
       -------------------------------------------------------------------------
       Legacy Development of Iowa, LLC                                      IA
       -------------------------------------------------------------------------
       Manlius Clare Bridge Operator, Inc.                                  NY
       -------------------------------------------------------------------------
       Manlius Highbridge Street, LLC                                       NY
       -------------------------------------------------------------------------
       Marsh/Tihart Limited Partnership                                     MI
       -------------------------------------------------------------------------
       Newcastle Development, L.L.C.                                        NC
       -------------------------------------------------------------------------
       Newport Development, LLC                                             TX
       -------------------------------------------------------------------------
       Niagara Nash Road, LLC                                               NY
       -------------------------------------------------------------------------
       Niagara SC Wheatfield, LLC                                           NY
       -------------------------------------------------------------------------
       Niagara Sterling Cottage Operator, Inc.                              NY
       -------------------------------------------------------------------------
       Niskayuna Clare Bridge Operator, Inc.                                NY
       -------------------------------------------------------------------------
       Niskayuna Pinecrest Drive, LLC                                       NY
       -------------------------------------------------------------------------
       Niskayuna Wynwood Commons Operator, Inc.                             NY
       -------------------------------------------------------------------------
       North Schoenherr L.P.                                                MI
       -------------------------------------------------------------------------
       Northpointe/Utica L.P.                                               MI
       -------------------------------------------------------------------------
       Orchard Park Sterling Drive, LLC                                     NY
       -------------------------------------------------------------------------
       Perinton Clare Bridge Operator, Inc.                                 NY
       -------------------------------------------------------------------------
       Perinton Sully's Trail, LLC                                          NY
       -------------------------------------------------------------------------
       Pioneer Kenmore Company LLC                                          NY
       -------------------------------------------------------------------------
       Pioneer Niskayuna Company, LLC                                       NY
       -------------------------------------------------------------------------
       Portsmouth Development Company, LLC                                  OK
       -------------------------------------------------------------------------
       Poughkeepsie Boardman Road, LLC                                      NY
       -------------------------------------------------------------------------
       Poughkeepsie Spackenkill Road, LLC                                   NY
       -------------------------------------------------------------------------
       Rockland Clare Bridge Operator, Inc.                                 NY
       -------------------------------------------------------------------------
       Rockland Veterans Memorial Drive, LLC                                NY
       -------------------------------------------------------------------------
       Rosebery Development LLC                                             IN
       -------------------------------------------------------------------------
       Saratoga Kirby Road, LLC                                             NY
       -------------------------------------------------------------------------



       -------------------------------------------------------------------------
       Sheffield Development, LLC                                           FL
       -------------------------------------------------------------------------
       Sherwood Development, LLC                                            TX
       -------------------------------------------------------------------------
       Silverstone Development, L.P.                                        FL
       -------------------------------------------------------------------------
       Six Mile/Abby L.P.                                                   MI
       -------------------------------------------------------------------------
       Sterling Cottage of Austintown LLC                                   DE
       -------------------------------------------------------------------------
       Sterling Cottage of Dublin Borough L.P.                              DE
       -------------------------------------------------------------------------
       Sterling Cottage of Fort Collins LLC                                 DE
       -------------------------------------------------------------------------
       Sterling Cottage of Goodlettsville LLC                               DE
       -------------------------------------------------------------------------
       Sterling Cottage of Hagerstown I L.P.                                DE
       -------------------------------------------------------------------------
       Sterling Cottage of Jeffersonville I L.P.                            DE
       -------------------------------------------------------------------------
       Sterling Cottage of LaCrosse L.P.                                    DE
       -------------------------------------------------------------------------
       Sterling Cottage of Lady Lake I LLC                                  DE
       -------------------------------------------------------------------------
       Sterling Cottage of Leesburg I LLC                                   DE
       -------------------------------------------------------------------------
       Sterling Cottage of Michigan City I L.P.                             DE
       -------------------------------------------------------------------------
       Sterling Cottage of Middletown LLC                                   DE
       -------------------------------------------------------------------------
       Sterling Cottage of Muncie I L.P.                                    DE
       -------------------------------------------------------------------------
       Sterling Cottage of New Philadelphia I L.P.                          DE
       -------------------------------------------------------------------------
       Sterling Cottage of Oklahoma City LLC                                DE
       -------------------------------------------------------------------------
       Sterling Cottage of Richland Hills LLC                               DE
       -------------------------------------------------------------------------
       Sterling Cottage of Valparaiso I L.P.                                DE
       -------------------------------------------------------------------------
       Sterling Cottage of Vero Beach LLC                                   DE
       -------------------------------------------------------------------------
       Sterling Cottage of Winter Haven LLC                                 DE
       -------------------------------------------------------------------------
       Sterling House Corporation (merged into Alterra 12/31/99)            KS
       -------------------------------------------------------------------------
       Sterling House of Bloomington II L.P.                                DE
       -------------------------------------------------------------------------
       Sterling House of Clarksville L.P.                                   DE
       -------------------------------------------------------------------------
       Sterling House of Columbia LLC                                       DE
       -------------------------------------------------------------------------
       Sterling House of Florence LLC                                       DE
       -------------------------------------------------------------------------
       Sterling House of Frederick LLC                                      DE
       -------------------------------------------------------------------------
       Sterling House of Gloucester LLC                                     DE
       -------------------------------------------------------------------------
       Sterling House of Greenwood L.P.                                     DE
       -------------------------------------------------------------------------
       Sterling House of Hagerstown II L.P.                                 DE
       -------------------------------------------------------------------------
       Sterling House of Jeffersonville LLC                                 DE
       -------------------------------------------------------------------------
       Sterling House of Kokomo L.P.                                        DE
       -------------------------------------------------------------------------
       Sterling House of Lawrence L.P.                                      DE
       -------------------------------------------------------------------------
       Sterling House of Merrillville LLC                                   DE
       -------------------------------------------------------------------------
       Sterling House of Muncie LLC                                         DE
       -------------------------------------------------------------------------
       Sterling House of Portage LLC                                        DE
       -------------------------------------------------------------------------
       Sterling House of Raleigh LLC                                        DE
       -------------------------------------------------------------------------
       Sterling House of Raritan LLC                                        DE
       -------------------------------------------------------------------------
       Sterling House of Richmond LLC                                       DE
       -------------------------------------------------------------------------
       Sterling House of St. Mary's LLC                                     DE
       -------------------------------------------------------------------------
       Sterling House of Sumter L.P.                                        DE
       -------------------------------------------------------------------------
       Sterling House of Tullahoma LLC                                      DE
       -------------------------------------------------------------------------
       Sterling House of Valley Station LLC                                 DE
       -------------------------------------------------------------------------
       Sterling House on Park Lane L.P.                                     DE
       -------------------------------------------------------------------------
       Sterling of Beavercreek LLC                                          DE
       -------------------------------------------------------------------------
       Sterling of Brandon II/Cape Coral LLC                                DE
       -------------------------------------------------------------------------
       Sterling of Canton LLC                                               DE
       -------------------------------------------------------------------------
       Sterling of Chandler LLC                                             DE
       -------------------------------------------------------------------------
       Sterling of Chattanooga LLC                                          DE
       -------------------------------------------------------------------------
       Sterling of Columbus LLC                                             DE
       -------------------------------------------------------------------------
       Sterling of Conway LLC                                               DE
       -------------------------------------------------------------------------
       Sterling of Gallatin LLC                                             DE
       -------------------------------------------------------------------------



       -------------------------------------------------------------------------
       Sterling of Gilbert LLC                                              DE
       -------------------------------------------------------------------------
       Sterling of Kingsport LLC                                            DE
       -------------------------------------------------------------------------
       Sterling of Lady Lake II LLC                                         DE
       -------------------------------------------------------------------------
       Sterling of Lancaster/Clarksville LLC                                DE
       -------------------------------------------------------------------------
       Sterling of Lebanon II LLC                                           DE
       -------------------------------------------------------------------------
       Sterling of Littleton LLC                                            DE
       -------------------------------------------------------------------------
       Sterling of Marion/Alliance LLC                                      DE
       -------------------------------------------------------------------------
       Sterling of Maryville/Goodlettsville LLC                             DE
       -------------------------------------------------------------------------
       Sterling of North Augusta LLC                                        DE
       -------------------------------------------------------------------------
       Sterling of Pensacola LLC                                            DE
       -------------------------------------------------------------------------
       Sterling of Peoria/Mesa LLC                                          DE
       -------------------------------------------------------------------------
       Sterling of Salem LLC                                                DE
       -------------------------------------------------------------------------
       Sterling of Southern Pines II LLC                                    DE
       -------------------------------------------------------------------------
       Sterling of Springhill LLC                                           DE
       -------------------------------------------------------------------------
       Sterling of Sun City LLC                                             DE
       -------------------------------------------------------------------------
       Sterling of Tallahassee/Blue Water Bay LLC                           DE
       -------------------------------------------------------------------------
       Sterling of Tucson Ina LLC                                           DE
       -------------------------------------------------------------------------
       Sterling of Tucson Speedway LLC                                      DE
       -------------------------------------------------------------------------
       Sterling of Valparaiso LLC                                           DE
       -------------------------------------------------------------------------
       Sterling of Youngstown LLC                                           DE
       -------------------------------------------------------------------------
       Summerfield-Clinton LLC                                              DE
       -------------------------------------------------------------------------
       Tequesta Villas LLC                                                  DE
       -------------------------------------------------------------------------
       Third Party Investors I, L.L.C.                                      DE
       -------------------------------------------------------------------------
       TPI-HCR, LLC                                                         DE
       -------------------------------------------------------------------------
       TPI/MFG Investors L.P.                                               DE
       -------------------------------------------------------------------------
       Twelve/Drake L.P.                                                    MI
       -------------------------------------------------------------------------
       Waterford Development, LLC                                           OK
       -------------------------------------------------------------------------
       Wellow Mead Development, L.P.                                        FL
       -------------------------------------------------------------------------
       Williamsville Clare Bridge Operator, Inc.                            NY
       -------------------------------------------------------------------------
       Williamsville/6076 Main Street, LLC                                  NY
       -------------------------------------------------------------------------
       Wiltshire Development, LLC                                           IN
       -------------------------------------------------------------------------
       Winchester Development, Limited                                      OH
       -------------------------------------------------------------------------
       Wovencare Systems, Inc.                                              WI
       -------------------------------------------------------------------------
       Wovenhearts - Wisconsin Associates, LLC                              WI
       -------------------------------------------------------------------------
       WovenHearts of Bay City L.P.                                         DE
       -------------------------------------------------------------------------
       Wovenhearts of Blaine L.P.                                           DE
       -------------------------------------------------------------------------
       WovenHearts of Bristol L.P.                                          DE
       -------------------------------------------------------------------------
       WovenHearts of Chambersburg L.P.                                     DE
       -------------------------------------------------------------------------
       WovenHearts of Coon Rapids I L.P.                                    DE
       -------------------------------------------------------------------------
       WovenHearts of Coon Rapids II L.P.                                   DE
       -------------------------------------------------------------------------
       WovenHearts of Deptford I & II L.P.                                  DE
       -------------------------------------------------------------------------
       Wovenhearts of Inver Grove Heights L.P.                              DE
       -------------------------------------------------------------------------
       WovenHearts of LaCrosse L.P.                                         DE
       -------------------------------------------------------------------------
       WovenHearts of Mesa L.P.                                             DE
       -------------------------------------------------------------------------
       WovenHearts of Midland L.P.                                          DE
       -------------------------------------------------------------------------
       WovenHearts of Monroe L.P.                                           DE
       -------------------------------------------------------------------------
       WovenHearts of Oviedo I L.P.                                         DE
       -------------------------------------------------------------------------
       WovenHearts of Oviedo II L.P.                                        DE
       -------------------------------------------------------------------------
       WovenHearts of Oviedo III L.P.                                       DE
       -------------------------------------------------------------------------
       WovenHearts of Saginaw L.P.                                          DE
       -------------------------------------------------------------------------
       WovenHearts of West St. Paul L.P.                                    DE
       -------------------------------------------------------------------------
       WovenHearts of Westland L.P.                                         DE
       -------------------------------------------------------------------------
       Wynwood of Adams L.P.                                                DE
       -------------------------------------------------------------------------




       -------------------------------------------------------------------------
       Wynwood of Appleton L.P.                                             DE
       -------------------------------------------------------------------------
       Wynwood of Boynton Beach Congress L.P.                               DE
       -------------------------------------------------------------------------
       Wynwood of Boynton Beach West L.P.                                   DE
       -------------------------------------------------------------------------
       Wynwood of Brea L.P.                                                 DE
       -------------------------------------------------------------------------
       Wynwood of Chapel Hill, LLC                                          NC
       -------------------------------------------------------------------------
       Wynwood of Charlotte L.P.                                            DE
       -------------------------------------------------------------------------
       Wynwood of Charlotte, LLC                                            NC
       -------------------------------------------------------------------------
       Wynwood of Dunedin L.P.                                              DE
       -------------------------------------------------------------------------
       Wynwood of Emerson L.P.                                              DE
       -------------------------------------------------------------------------
       Wynwood of Fulton County L.P.                                        DE
       -------------------------------------------------------------------------
       Wynwood of Galloway L.P.                                             DE
       -------------------------------------------------------------------------
       Wynwood of Grand Blanc L.P.                                          DE
       -------------------------------------------------------------------------
       Wynwood of Greensboro L.P.                                           DE
       -------------------------------------------------------------------------
       Wynwood of Greensboro, LLC                                           NC
       -------------------------------------------------------------------------
       Wynwood of Hamilton LLC                                              DE
       -------------------------------------------------------------------------
       Wynwood of Harden Ranch L.P.                                         DE
       -------------------------------------------------------------------------
       Wynwood of Maitland L.P.                                             DE
       -------------------------------------------------------------------------
       Wynwood of Meridian L.P.                                             DE
       -------------------------------------------------------------------------
       Wynwood of Montgomery L.P.                                           DE
       -------------------------------------------------------------------------
       Wynwood of New Castle L.P.                                           DE
       -------------------------------------------------------------------------
       Wynwood of Palmer Ranch East L.P.                                    DE
       -------------------------------------------------------------------------
       Wynwood of Pin Oak II L.P.                                           DE
       -------------------------------------------------------------------------
       Wynwood of Portage L.P.                                              DE
       -------------------------------------------------------------------------
       Wynwood of Rochester LLC                                             DE
       -------------------------------------------------------------------------
       Wynwood of Sarasota L.P.                                             DE
       -------------------------------------------------------------------------
       Wynwood of Troy L.P.                                                 DE
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       Wynwood of Tucson L.P.                                               DE
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       Wynwood of Wayne L.P.                                                DE
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       Wynwood of West Orange L.P.                                          DE
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       Wynwood of Westlake L.P.                                             DE
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       Wynwood of Whittier L.P.                                             DE
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       Yarmouth Development, L.P.                                           FL
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       York Development, L.P.                                               OH
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